Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

PUTD	Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

listed on Cboe BZX Exchange, Inc.

June 25, 2024

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated July 26, 2023

Effective immediately, the first sentence of the “Dividends, Distributions, and Taxes - Dividends and Distributions” subsection in the Prospectus and the first sentence of the “Dividends and Distributions – General Policies” subsection in the SAI, are hereby amended and restated in their entirety to read as follows:

The Fund intends to pay out dividends and interest income, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually.

Please retain this Supplement for future reference.